UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/15

The following N-CSR relates only to Dreyfus Core Equity Fund and Dreyfus Floating Rate Income Fund, each a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for those series, as appropriate.

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Core Equity Fund

SEMIANNUAL REPORT February 28, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
26	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Core Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Core Equity Fund’s Class A shares produced a total return of 2.44%, Class C shares returned 2.05% and Class I shares returned 2.57%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 ® Composite Stock Price Index (“S&P 500 Index”), produced a 6.12% total return.2

Despite volatility stemming from economic and geopolitical uncertainty in international markets, a recovering domestic economy helped propel large-cap stocks higher during the reporting period. The fund lagged its benchmark, mainly due to its longstanding focus on high-quality, globally-oriented industry leaders.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Climbed Despite Global Headwinds

Stocks continued to gain value during the reporting period, but at a slower pace than earlier in 2014. On one hand, the U.S. unemployment rate continued to fall steadily while thousands of new jobs were created each month, helping to support consumer and business confidence. Corporate earnings also generally continued to grow. On the other hand, equities encountered heightened volatility due to economic instability in overseas markets, most notably Europe, Japan, and China. Geopolitical conflicts in the Middle East and Ukraine also weighed on global investor sentiment.

Investors grew more risk-averse in this environment, and they began to favor more traditionally defensive stocks.The health care, consumer discretionary, and consumer staples sectors ranked among the stronger segments of the S&P 500 Index. Companies with domestically focused businesses generally fared better than those with substantial international exposure.The energy sector proved to be the weakest performing sector of the benchmark in an environment of plummeting oil prices.

Global, Quality Focus Dampened Relative Results

The fund’s holdings of high-quality, global industry leaders generally trailed market averages. For example, an emphasis on major pharmaceutical companies rather than service providers in the health care sector undercut relative performance. An overweighted allocation to the weak energy sector also penalized absolute and relative results. However, the negative impact of our allocation strategy was mitigated to a degree by advantageous stock selections in the energy sector, as we emphasized major integrated oil companies and avoided more volatile oilfield services and equipment stocks. Other factors impeding relative performance included underweighted allocations and disappointing security selections in the industrials and consumer discretionary sectors.The largest individual detractors from performance included Chevron, Occidental Petroleum, Exxon Mobil, Imperial Oil Limited, ConocoPhillips, Roche Holdings Sponsored ADR, EOG Resources, and American Express.

The fund fared better in the technology sector, where overweighted positions in Apple, Texas Instruments, and Automatic Data Processing generated favorable relative results. The fund further benefited from limited representation in the lagging

4

financials sector and a lack of exposure to telecommunications services stocks.A significantly overweighted allocation to the consumer staples sector proved constructive, but weakening international demand and a strengthening U.S. dollar weighed on the global industry leaders in the fund’s portfolio. Positions making the most positive contributions to return included Apple,Altria Group,Walgreens Boots Alliance, Texas Instruments, Automatic Data Processing, Walt Disney, BlackRock, AbbVie, and Abbott Labs.

Positioned for Better Global Market Sentiment

We expect the performance of large, globally prominent companies to improve as equity markets adjust to desynchronized global economic trends and higher short-term interest rates in the United States. The industry leaders at the center of our investment strategy have the financial resources, operational discipline, and competitive advantages to sustain longer term earnings growth as U.S. interest rates begin to rise.

We have continued to emphasize structurally attractive industry groups with strong pricing power and stable margins. We also have favored high-quality companies with established records of returning capital to shareholders in the form of dividends and share repurchases. In our judgment, these strategies position the fund well for a global economic recovery while offering a degree of protection while uncertainty persists.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.
3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.78	$10.52	$5.52
Ending value (after expenses)	$1,024.40	$1,020.50	$1,025.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.76	$10.49	$5.51
Ending value (after expenses)	$1,018.10	$1,014.38	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Banks—1.5%
Wells Fargo & Co.	92,200		5,051,638
Capital Goods—.8%
United Technologies	20,600		2,511,346
Consumer Services—1.5%
McDonald’s	51,200		5,063,680
Diversified Financials—8.4%
American Express	58,900		4,805,651
BlackRock	19,800		7,354,116
Franklin Resources	120,700		6,497,281
JPMorgan Chase & Co.	156,100		9,565,808
			28,222,856
Energy—14.4%
California Resources	36,960		264,634
Chevron	112,900		12,044,172
ConocoPhillips	87,500		5,705,000
EOG Resources	18,400		1,650,848
Exxon Mobil	174,160		15,420,126
Imperial Oil	90,500	[a]	3,496,920
Occidental Petroleum	82,400		6,417,312
Phillips 66	41,100		3,224,706
			48,223,718
Food & Staples Retailing—2.7%
Walgreens Boots Alliance	90,000		7,477,200
Whole Foods Market	26,900		1,519,581
			8,996,781
Food, Beverage & Tobacco—23.1%
Altria Group	216,600		12,192,414
Coca-Cola	428,100		18,536,730
Diageo, ADR	27,300		3,244,605
Nestle, ADR	158,725		12,402,772
PepsiCo	72,400		7,166,152
Philip Morris International	229,900		19,072,504
SABMiller	84,400		4,788,569
			77,403,746

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—2.0%
Abbott Laboratories	144,300		6,835,491
Household & Personal Products—5.3%
Estee Lauder, Cl. A	93,000		7,688,310
Procter & Gamble	117,700		10,019,801
			17,708,111
Insurance—.8%
ACE	23,100		2,633,631
Materials—1.5%
Praxair	38,700	[a]	4,949,730
Media—6.3%
Comcast, Cl. A	70,900		4,210,042
McGraw-Hill Financial	34,300		3,536,330
News Corp., Cl. A	38,325	[b]	662,064
Twenty-First Century Fox, Cl. A	153,500		5,372,500
Walt Disney	71,100		7,400,088
			21,181,024
Pharmaceuticals, Biotech & Life Sciences—10.2%
AbbVie	144,300		8,730,150
Gilead Sciences	28,200		2,919,546
Johnson & Johnson	54,300		5,566,293
Novo Nordisk, ADR	180,200		8,604,550
Roche Holding, ADR	243,500		8,310,655
			34,131,194
Retailing—1.8%
Wal-Mart Stores	70,300		5,900,279
Semiconductors & Semiconductor
Equipment—4.4%
Intel	147,400		4,901,050
Texas Instruments	135,000		7,938,000
Xilinx	42,400		1,796,488
			14,635,538
Software & Services—5.3%
Automatic Data Processing	69,100		6,138,844
Facebook, Cl. A	20,000	[b]	1,579,400
International Business Machines	34,800		5,635,512
Oracle	98,700		4,325,034
			17,678,790

8

Common Stocks (continued)	Shares	Value ($)
Technology Hardware & Equipment—7.2%
Apple	161,800	20,784,828
QUALCOMM	43,900	3,183,189
		23,968,017
Transportation—2.5%
Canadian Pacific Railway	31,900	5,985,078
Union Pacific	19,400	2,333,044
		8,318,122
Total Common Stocks
(cost $178,129,981)		333,413,692

Investment of Cash Collateral
for Securities Loaned—.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $146,150)	146,150 [c]	146,150

Total Investments (cost $178,276,131)	99.8%	333,559,842
Cash and Receivables (Net)	.2%	724,708
Net Assets	100.0%	334,284,550

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was
$4,386,051 and the value of the collateral held by the fund was $4,474,583, consisting of cash collateral of
$146,150 and U.S. Government & Agency securities valued at $4,328,433.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	23.1	Food & Staples Retailing	2.7
Energy	14.4	Transportation	2.5
Pharmaceuticals,		Health Care Equipment & Services	2.0
Biotech & Life Sciences	10.2	Retailing	1.8
Diversified Financials	8.4	Banks	1.5
Technology Hardware & Equipment	7.2	Consumer Services	1.5
Media	6.3	Materials	1.5
Household & Personal Products	5.3	Capital Goods	.8
Software & Services	5.3	Insurance	.8
Semiconductors &		Money Market Investments	.1
Semiconductor Equipment	4.4		99.8

† Based on net assets.

See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,386,051)—Note 1(b):
Unaffiliated issuers	178,129,981	333,413,692
Affiliated issuers	146,150	146,150
Cash		165,039
Receivable for investment securities sold		2,081,109
Dividends and securities lending income receivable		786,499
Receivable for shares of Capital Stock subscribed		256,238
		336,848,727
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		400,486
Payable for investment securities purchased		1,589,868
Payable for shares of Capital Stock redeemed		424,875
Liability for securities on loan—Note 1(b)		146,150
Accrued expenses		2,798
		2,564,177
Net Assets ($)		334,284,550
Composition of Net Assets ($):
Paid-in capital		172,636,172
Accumulated undistributed investment income—net		440,984
Accumulated net realized gain (loss) on investments		5,923,683
Accumulated net unrealized appreciation
(depreciation) on investments		155,283,711
Net Assets ($)		334,284,550

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	112,504,434	132,736,016	89,044,100
Shares Outstanding	5,027,948	6,056,608	3,892,659
Net Asset Value Per Share ($)	22.38	21.92	22.87
See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends: (net of $5,965 foreign taxes withheld at source):
Unaffiliated issuers	3,939,188
Affiliated issuers	387
Income from securities lending—Note 1(b)	3,764
Total Income	3,943,339
Expenses:
Management fee—Note 3(a)	1,848,235
Distribution/Service Plan fees—Note 3(b)	806,149
Directors’ fees and expenses—Note 3(a,c)	11,339
Interest expense—Note 2	600
Loan commitment fees—Note 2	2,301
Total Expenses	2,668,624
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(11,339)
Net Expenses	2,657,285
Investment Income—Net	1,286,054
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,236,783
Net unrealized appreciation (depreciation) on investments	(1,361,891)
Net Realized and Unrealized Gain (Loss) on Investments	5,874,892
Net Increase in Net Assets Resulting from Operations	7,160,946

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	1,286,054	3,790,304
Net realized gain (loss) on investments	7,236,783	15,144,008
Net unrealized appreciation
(depreciation) on investments	(1,361,891)	52,316,832
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,160,946	71,251,144
Dividends to Shareholders from ($):
Investment income—net:
Class A	(584,360)	(2,253,152)
Class C	(182,275)	(932,081)
Class I	(575,796)	(1,196,664)
Net realized gain on investments:
Class A	(5,483,579)	(2,247,758)
Class C	(6,574,826)	(1,969,710)
Class I	(4,397,102)	(975,838)
Total Dividends	(17,797,938)	(9,575,203)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,602,894	19,832,108
Class C	6,664,118	11,890,622
Class I	18,524,545	28,972,918
Dividends reinvested:
Class A	4,829,401	3,648,090
Class C	3,180,974	1,251,666
Class I	3,825,969	1,415,679
Cost of shares redeemed:
Class A	(24,251,681)	(95,321,391)
Class C	(13,639,724)	(43,532,579)
Class I	(13,927,721)	(32,920,580)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,191,225)	(104,763,467)
Total Increase (Decrease) in Net Assets	(20,828,217)	(43,087,526)
Net Assets ($):
Beginning of Period	355,112,767	398,200,293
End of Period	334,284,550	355,112,767
Undistributed investment income—net	440,984	497,361

12

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	207,128	934,201
Shares issued for dividends reinvested	215,861	172,834
Shares redeemed	(1,083,332)	(4,408,792)
Net Increase (Decrease) in Shares Outstanding	(660,343)	(3,301,757)
Class C
Shares sold	305,156	567,877
Shares issued for dividends reinvested	144,959	60,511
Shares redeemed	(623,077)	(2,049,542)
Net Increase (Decrease) in Shares Outstanding	(172,962)	(1,421,154)
Class I
Shares sold	799,112	1,293,813
Shares issued for dividends reinvested	167,352	65,644
Shares redeemed	(618,501)	(1,498,115)
Net Increase (Decrease) in Shares Outstanding	347,963	(138,658)
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	23.04		19.66	18.54	16.47	13.69	13.03
Investment Operations:
Investment income—net[a]	.11		.26	.30	.23	.21	.20
Net realized and unrealized
gain (loss) on investments	.44		3.67	1.09	2.15	2.76	.68
Total from Investment Operations	.55		3.93	1.39	2.38	2.97	.88
Distributions:
Dividends from
investment income—net	(.11)		(.29)	(.27)	(.31)	(.19)	(.22)
Dividends from net realized
gain on investments	(1.10)		(.26)	—	—	—	—
Total Distributions	(1.21)		(.55)	(.27)	(.31)	(.19)	(.22)
Net asset value, end of period	22.38		23.04	19.66	18.54	16.47	13.69
Total Return (%)[b]	2.44	[c]	20.28	7.57	14.59	21.74	6.67
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	[d]	1.35	1.35	1.35	1.32	1.25
Ratio of net investment income
to average net assets	.99	[d]	1.21	1.53	1.28	1.31	1.44
Portfolio Turnover Rate	1.20	[c]	.62	7.63	.65	4.08	2.09
Net Assets, end of period
($ x 1,000)	112,504		131,033	176,742	185,523	112,103	68,009

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2015				Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	22.58		19.28	18.19	16.13	13.42	12.79
Investment Operations:
Investment income—net[a]	.03		.10	.15	.09	.09	.10
Net realized and unrealized
gain (loss) on investments	.44		3.59	1.08	2.10	2.71	.66
Total from Investment Operations	.47		3.69	1.23	2.19	2.80	.76
Distributions:
Dividends from
investment income—net	(.03)		(.13)	(.14)	(.13)	(.09)	(.13)
Dividends from net realized
gain on investments	(1.10)		(.26)	—	—	—	—
Total Distributions	(1.13)		(.39)	(.14)	(.13)	(.09)	(.13)
Net asset value, end of period	21.92		22.58	19.28	18.19	16.13	13.42
Total Return (%)[b]	2.05	[c]	19.35	6.83	13.66	20.88	5.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	[d]	2.10	2.10	2.10	2.07	2.00
Ratio of net investment income
to average net assets	.24	[d]	.46	.78	.54	.56	.70
Portfolio Turnover Rate	1.20	[c]	.62	7.63	.65	4.08	2.09
Net Assets, end of period
($ x 1,000)	132,736		140,690	147,544	144,658	96,429	66,280

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	23.53		20.07	18.92	16.81	13.97	13.28
Investment Operations:
Investment income—net[a]	.14		.32	.35	.28	.26	.26
Net realized and unrealized
gain (loss) on investments	.45		3.74	1.12	2.20	2.80	.68
Total from Investment Operations	.59		4.06	1.47	2.48	3.06	.94
Distributions:
Dividends from
investment income—net	(.15)		(.34)	(.32)	(.37)	(.22)	(.25)
Dividends from net realized
gain on investments	(1.10)		(.26)	—	—	—	—
Total Distributions	(1.25)		(.60)	(.32)	(.37)	(.22)	(.25)
Net asset value, end of period	22.87		23.53	20.07	18.92	16.81	13.97
Total Return (%)	2.57	[b]	20.56	7.83	14.89	22.00	7.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	[c]	1.11	1.11	1.11	1.11	1.12
Ratio of net expenses
to average net assets	1.10	[c]	1.10	1.10	1.10	1.09	1.01
Ratio of net investment income
to average net assets	1.25	[c]	1.45	1.78	1.57	1.59	1.77
Portfolio Turnover Rate	1.20	[b]	.62	7.63	.65	4.08	2.09
Net Assets, end of period
($ x 1,000)	89,044		83,389	73,915	69,970	31,181	4,985

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fee and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	286,580,543	—	—	286,580,543

20

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Equity Securities—
Foreign
Common Stocks†	46,833,149	—	—	46,833,149
Mutual Funds	146,150	—	—	146,150

† See Statement of Investments for additional detailed categorizations.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $949 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	526,199	15,751,197	16,277,396	—	—
Dreyfus
Institutional
Cash Advantage
Fund	32,400	112,393,216	112,279,466	146,150.1
Total	558,599	128,144,413	128,556,862	146,150.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

22

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $4,381,897 and long-term capital gains $5,193,306.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $110,500 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended February 28, 2015, fees reimbursed by Dreyfus amount to $11,339.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended February 28, 2015, the Distributor retained $9,982 from commissions earned on sales of the fund’s Class A shares and $1,500 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2015, Class A and Class C shares

24

were charged $141,674 and $498,356, respectively, pursuant to their Distribution Plans. During the period ended February 28, 2015, Class C shares were charged $166,119 pursuant to the Service Plan.

Under their terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $279,814, Distribution Plans fees $97,214 and Service Plan fees $25,286, which are offset against an expense reimbursement currently in effect in the amount of $1,828.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $4,066,896 and $34,037,515, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $155,283,711, consisting of $155,894,255 gross unrealized appreciation and $610,544 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 25-26, 2015, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’

26

extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (ranking lowest in the Performance Group for certain periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets, how that strategy was implemented and how that implementation affected the fund’s relative performance. The Board

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

members noted that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies. The Subadviser’s considerable reputation, based on following this investment approach, was noted. Dreyfus advised the Board that a performance attribution analysis had been completed with respect to the manner in which the Subadviser was implementing its strategy and that suggestions had been made to the Subadviser based on the analysis, which the Subadviser advised were being considered.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

28

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and the Subadviser are adequate and appropriate.

  The Board noted the Subadviser’s adherence to the fund’s invest- ment strategy and the Subadviser’s general investment approach and the efforts by Dreyfus and the Subadviser to improve fund perfor- mance and agreed to closely monitor performance.

  The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreements.

The Fund 31

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

Dreyfus

Floating Rate

Income Fund

SEMIANNUAL REPORT February 28, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
34	Financial Highlights
38	Notes to Financial Statements
52	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Floating Rate
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Floating Rate Income Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds continued to fare well over the reporting period when supply-and-demand dynamics remained favorable and long-term interest rates declined in the midst of a sustained economic recovery. Municipal bond yields were driven downward and prices higher by robust demand for a relatively limited supply of securities, particularly from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts. Improving credit conditions for many municipal issuers also supported the market’s performance.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for municipal bonds over the remainder of 2015.The U.S. economy seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, stronger economic growth could create risks for fixed-income markets, including the possibility of higher short-term interest rates from the Federal Reserve Board.That’s why we urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by William Lemberg and Chris Barris, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of 0.82%, Class C shares returned 0.36%, Class I shares returned 0.93%, and ClassY shares returned 0.95%.1 The fund’s benchmark, the S&P LSTA Leveraged Loan Index (the “Index”), produced a total return of 0.64% for the same period.2

A recovering U.S. economy and favorable supply-and-demand dynamics generally supported prices of bank loans as investors anticipated higher short-term interest rates from the Federal Reserve Board (the “Fed”). Successful credit selections enabled the fund to generally perform in-line with the benchmark.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate loans and other floating rate securities. The fund currently intends to invest principally in floating rate loans and securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay.We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity.We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Solid Credit Fundamentals Supported Institutional Demand

The U.S. economic recovery continued to gain momentum over the reporting period, as evidenced by a falling unemployment rate, the creation of hundreds of thousands of new jobs, intensifying manufacturing activity, and improved consumer and business

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

confidence. These encouraging developments made the Fed comfortable in ending its massive quantitative easing program by the end of October 2014. However, the Fed maintained an accommodative posture by leaving its target for short-term interest rates unchanged in a historically low range between 0% and 0.25%.

In contrast, many overseas markets continued to struggle with economic weakness and deflationary pressures, including plummeting crude oil prices. In response, central banks in Europe and Japan reduced short-term interest rates and implemented quantitative easing programs, driving yields of high-quality sovereign bonds to very low levels. Global investors turned instead to U.S. Treasury obligations, and the surge in demand put downward pressure on long-term U.S. bond yields over most of the reporting period.

Credit fundamentals for senior bank loans continued to improve in the recovering U.S. economy. Company fundamentals especially benefited from well managed corporate balance sheets and a shift to longer maturities on debt obligation in the low interest rate environment. These factors helped support robust demand from institutional investors for bank loans, resulting in record issuance of collateralized loan obligations.

Loan Selections Bolstered Relative Results

The fund’s credit selection strategy helped its relative performance as compared to its benchmark during the reporting period. Relative performance particularly benefited from overweighted exposure to the health care, telecommunications, automotive, and chemicals industry groups, all of which fared well in the recovering economy. Conversely, the fund successfully maintained underweighted positions in many of the reporting period’s weaker performing credits, including those from oil-and-gas producers, metals-and-mining companies, and retailers.

On a more negative note, some strategies weighed on the fund’s relative performance to a degree. Most notably, a loan to an energy exploration-and-production company was punished more severely than we believe was warranted by the sector-wide decline, and we already have seen evidence of the credit’s recovery when oil prices began to stabilize over the first two months of 2015. The fund’s credit-rating allocations also proved mildly counterproductive due to overweighted exposure to weaker B-rated credits and an underweighted position in better performing BB-rated loans.

During the reporting period, the fund invested in collateralized loan obligations, a form of securitization based on bank loans.

Well Positioned for Higher Short-Term Interest Rates

The U.S. economic recovery has gained traction despite persistent global headwinds, and the Fed is expected to begin raising short-term interest rates at some point in 2015. Moreover, underlying credit conditions are expected to remain strong. Floating rate loans historically have tended to fare well when interest rates climb. We expect loan prices to further benefit from intensifying demand from individual investors seeking alternatives to fixed-income securities as interest rates climb.

In this environment, we have maintained the fund’s focus on loans with credit ratings in the middle of the below-investment-grade range, and we are actively monitoring the bank loan market for opportunities to purchase credits with more attractive yields from borrowers with solid underlying business fundamentals.

March 16, 2015

Floating-rate loans are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — The S&P LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. market based upon real-time market weightings, spreads, and interest payments. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.23	$8.94	$3.89	$3.79
Ending value (after expenses)	$1,008.20	$1,003.60	$1,009.30	$1,009.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$9.00	$3.91	$3.81
Ending value (after expenses)	$1,019.59	$1,015.87	$1,020.93	$1,021.03

† Expenses are equal to the fund's annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .78% for Class
I and .76% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

		Coupon	Maturity	Principal
Bonds and Notes—15.7%		Rate (%)	Date	Amount ($)[a]		Value ($)
Collateralized Loan
Obligations—5.3%
ALM,
Ser. 2015-12A, Cl. D		5.70	4/16/27	1,000,000	[b,c]	923,327
AMMC,
Ser. 2014-15A, Cl. E		7.22	12/9/26	1,500,000	[b,c]	1,489,305
Cadogan Square,
Ser. 1, Cl. E	EUR	4.88	2/1/22	800,000	[b]	878,680
Cairn,
Ser. 2007-2A, Cl. E	EUR	5.18	10/15/22	1,000,000	[b,c]	1,118,181
CIFC Funding,
Ser. 2014-2A, Cl. B2L		4.83	5/24/26	1,000,000	[b,c]	881,263
CIFC Funding,
Ser. 2007-3A, Cl. D		5.51	7/26/21	1,000,000	[b,c]	991,506
Clydesdale,
Ser. 2007-22A, Cl. D		5.10	8/15/19	690,000	[b,c]	683,987
CVP Cascade,
Ser. 2015-3A, Cl. D		4.38	1/16/27	1,000,000	[b,c]	924,000
Denali Capital,
Ser. 2007-1A, Cl. B2L		4.51	1/22/22	500,000	[b,c]	476,958
Galaxy,
Ser. 2012-12A, Cl. E		5.76	5/19/23	1,000,000	[b,c]	958,074
Herbert Park,
Ser. 1A, Cl. D	EUR	5.28	10/20/26	1,000,000	[b,c]	1,056,727
Kingsland,
Ser. 2013-6A, Cl. E		5.26	10/28/24	1,000,000	[b,c]	905,417
LCM,
Ser. 14A, Cl. E		4.90	7/15/25	1,000,000	[b,c]	895,472
LightPoint Pan-European,
Ser. 2007-1X, Cl. E	EUR	5.63	2/5/26	831,699	[b]	932,253
Marathon,
Ser. 2013-5A, Cl. D		5.93	2/21/25	1,116,000	[b,c]	1,072,617
Octagon Investment
Partners XXII,
Ser. 2014-1A, Cl. E2		7.04	11/22/25	1,500,000	[b,c]	1,503,626
OZLM,
Ser. 2014-8A, Cl. D		5.23	10/17/26	2,000,000	[b,c]	1,795,166
OZLM,
Ser. 2014-9A, Cl. D		5.40	1/20/27	1,500,000	[b,c]	1,353,702

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Collateralized Loan
Obligations (continued)
OZLM Funding,
Ser. 2013-4A, Cl. D		4.88	7/22/25	1,500,000	[b,c]	1,335,507
Regatta III Funding,
Ser. 2014-1A, Cl. D		5.13	4/15/26	1,500,000	[b,c]	1,327,387
Sound Harbor Loan Fund,
Ser. 2014-1A, Cl. D		7.23	10/30/26	500,000	[b,c]	499,968
Sound Point,
Ser. 2012-1A, Cl. E		6.26	10/20/23	1,030,000	[b,c]	1,012,960
TICP,
Ser. 2014-3A, Cl. E2		6.38	1/20/27	1,000,000	[b,c]	970,599
Windmill,
Ser. 2007-1X, Cl. E	EUR	6.68	12/16/29	1,000,000	[b]	1,116,936
York,
Ser. 2014-1A, Cl. D		4.34	1/22/27	1,500,000	[b,c]	1,421,911
						26,525,529
Corporate Bonds—10.4%
Automotive—.4%
Chrysler Group,
Scd. Notes		8.00	6/15/19	1,350,000		1,432,917
Goodyear Tire & Rubber,
Gtd. Notes		8.25	8/15/20	750,000		801,562
						2,234,479
Cable & Satellite Television—.5%
CCOH Safari,
Gtd. Notes		5.50	12/1/22	1,850,000		1,917,062
Numericable-SFR,
Sr. Scd. Bonds		6.00	5/15/22	525,000	[c]	534,844
						2,451,906
Chemicals & Plastics—.8%
Axalta Coating Systems/Dutch,
Gtd. Notes		7.38	5/1/21	750,000	[c]	815,625
Novacap International,
Sr. Scd. Notes	EUR	5.05	5/1/19	700,000	[b]	790,386
Signode Industrial Group,
Sr. Unscd. Notes		6.38	5/1/22	2,550,000	[c]	2,524,500
						4,130,511

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Container & Packaging—1.0%
Ardagh Packaging Finance,
Gtd. Notes	6.75	1/31/21	1,225,000	[c]	1,240,312
Ardagh Packaging Finance,
Gtd. Notes	9.13	10/15/20	750,000	[c]	808,125
Beverage Packaging Holdings II,
Gtd. Notes	5.63	12/15/16	1,875,000	[c]	1,893,750
Beverage Packaging Holdings II,
Gtd. Notes	6.00	6/15/17	1,300,000	[c]	1,316,250
					5,258,437
Electronics & Electrical
Equipment—.7%
Alcatel Lucent,
Gtd. Notes	4.63	7/1/17	1,000,000	[c]	1,037,500
Micron Technology,
Sr. Unscd. Bonds	5.88	2/15/22	1,000,000		1,060,000
West,
Gtd. Notes	5.38	7/15/22	1,475,000	[c]	1,438,125
					3,535,625
Energy—.4%
Dynegy Finance,
Sr. Scd. Notes	6.75	11/1/19	1,000,000	[c]	1,047,500
Sanchez Energy,
Gtd. Notes	6.13	1/15/23	1,250,000	[c]	1,153,125
					2,200,625
Financial Intermediaries—.4%
Ally Financial,
Sr. Unscd. Notes	4.13	2/13/22	450,000		448,875
CIT Group,
Sr. Unscd. Notes	5.00	8/15/22	975,000		1,038,989
First Data,
Gtd. Notes	11.25	1/15/21	308,000		352,660
					1,840,524
Health Care—1.1%
Capsugel,
Sr. Unscd. Notes	7.00	5/15/19	500,000	[c]	510,312
CHS/Community Health Systems,
Gtd. Notes	6.88	2/1/22	1,000,000		1,074,375

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
HCA,
Sr. Scd. Notes	3.75	3/15/19	1,375,000		1,407,656
Valeant Pharmaceuticals
International, Gtd. Notes	5.50	3/1/23	700,000	[c]	710,500
Valeant Pharmaceuticals
International, Gtd. Notes	6.75	8/15/18	1,890,000	[c]	2,012,850
					5,715,693
Homebuilding—.2%
TRI Pointe Holdings,
Sr. Unscd. Notes	5.88	6/15/24	900,000	[c]	904,500
Lodging & Casinos—.1%
Pinnacle Entertainment,
Gtd. Notes	8.75	5/15/20	250,000		265,000
Oil & Gas—1.1%
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	1,100,000		1,201,750
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	1,375,000		1,529,687
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	500,000		516,250
Targa Resources Partners,
Gtd. Notes	5.00	1/15/18	2,000,000	[c]	2,085,000
					5,332,687
Radio & Television—.8%
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B	7.63	3/15/20	1,000,000		1,062,500
DISH DBS,
Gtd. Notes	5.88	11/15/24	1,050,000		1,047,375
DISH DBS,
Gtd. Notes	6.75	6/1/21	1,250,000		1,335,937
Gray Television,
Gtd. Notes	7.50	10/1/20	500,000		522,500
					3,968,312
Telecommunications—2.2%
Altice Financing,
Sr. Scd. Notes	6.63	2/15/23	200,000	[c]	209,250
CenturyLink,
Sr. Unscd. Notes, Ser. V	5.63	4/1/20	500,000		536,875

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	1,000,000	[c]	1,016,500
Icahn Enterprises,
Gtd. Notes	6.00	8/1/20	1,000,000		1,073,750
Intelsat Luxembourg,
Gtd. Bonds	6.75	6/1/18	2,725,000		2,690,937
Sprint,
Gtd. Notes	7.25	9/15/21	1,000,000		1,024,375
Sprint Communications,
Gtd. Notes	9.00	11/15/18	500,000	[c]	582,500
T-Mobile USA,
Gtd. Notes	6.46	4/28/19	1,350,000		1,404,000
Wind Acquisition Finance,
Sr. Scd. Notes	6.50	4/30/20	1,000,000	[c]	1,063,750
Wind Acquisition Finance,
Scd. Notes	7.38	4/23/21	1,450,000	[c]	1,515,250
					11,117,187
Utilities—.7%
Calpine,
Sr. Unscd. Notes	5.75	1/15/25	1,000,000		1,023,750
Calpine,
Sr. Scd. Notes	6.00	1/15/22	1,250,000	[c]	1,369,375
NRG Energy,
Gtd. Notes	6.25	7/15/22	1,000,000		1,047,500
					3,440,625
Total Bonds and Notes
(cost $79,655,899)					78,921,640

Floating Rate Loan Interests—80.3%
Aerospace & Defense—1.2%
Accelya International,
Facility A1 Term Loan	5.01	2/19/20	743,158	[b]	738,513
Accelya Holding World,
Facility A2 Term Loan	5.01	3/6/20	256,842	[b]	255,237
BE Aerospace,
Term Loan	4.00	11/19/21	1,500,000	[b]	1,505,933
SI Organization,
First Lien Initial Term Loan	5.75	11/23/19	982,706	[b]	985,162

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Aerospace & Defense (continued)
Transdigm,
Tranche C Term Loan	3.75	2/25/20	1,484,893	[b]	1,481,559
WP CPP Holdings,
Term B-2 Loan	4.75	12/28/19	1,234,257	[b]	1,236,108
					6,202,512
Air Transport—1.3%
Air Canada,
Term Loan	5.50	9/20/19	248,750	[b]	252,404
American Airlines,
Class B Term Loan	3.75	6/27/19	987,469	[b]	987,676
American Airlines,
New Class B Term Loan	4.25	10/8/21	2,000,000	[b]	2,014,300
Sabre,
Term B Loan	4.00	2/19/19	2,223,548	[b]	2,225,138
United AirLines,
Class B Term Loan	3.50	4/1/19	493,718	[b]	492,351
US Airways,
Tranche B-1 Term Loan	3.50	5/23/19	742,500	[b]	741,572
					6,713,441
Automotive—3.7%
American Tire Distributors,
Initial Term Loan	5.75	6/19/18	2,730,974	[b]	2,749,750
Chrysler Group,
Tranche B Term Loan	3.25	12/5/18	1,488,750	[b]	1,487,954
Federal-Mogul,
Tranche C Term Loan	4.75	4/15/21	3,231,789	[b]	3,231,498
FPC Holdings,
First Lien Initial Term Loan	5.25	11/19/19	2,726,000	[b]	2,701,303
FPC Holdings,
Second Lien Initial Term Loan	9.25	5/19/20	1,000,000	[b]	953,750
Gates Global,
Initial Dollar Term Loan	4.25	6/11/21	2,244,375	[b]	2,232,738
Key Safety Systems,
Initial Term Loan	4.75	7/23/21	1,496,250	[b]	1,499,991
MPG Holdco I,
Initial Term Loan	4.25	10/8/21	893,333	[b]	898,300
US Farathane,
Initial Term Loan	6.75	2/4/22	1,000,000	[b]	998,750

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Automotive (continued)
Visteon,
Initial Term Loan	3.50	4/9/21	1,990,000	[b]	1,975,075
					18,729,109
Business Services—3.5%
24 Hour Fitness Worldwide,
Term Loan	4.75	5/20/21	394,010	[b]	390,994
BMC Software Finance,
Initial US Term Loan	5.00	9/10/20	1,384,198	[b]	1,327,674
Dealer Tire,
Initial Term Loan	5.50	12/17/21	1,500,000	[b]	1,516,875
GXS Group,
Term Loan	3.25	12/18/20	990,000	[b]	992,940
Magic Newco,
First Lien USD Term Loan	5.00	12/12/18	992,395	[b]	995,938
Mitchell International,
Initial Term Loan	4.50	10/1/20	1,632,600	[b]	1,626,143
PGX Holdings,
First Lien Term B Loan	6.25	9/24/20	1,341,563	[b]	1,344,916
TransFirst,
First Lien Term Loan	5.50	11/12/21	2,125,000	[b]	2,141,607
TransFirst,
Second Lien Term Loan	9.00	11/11/22	500,000	[b]	501,563
Vantiv,
Term B Loan	3.75	6/11/21	2,388,136	[b]	2,397,103
Waste Industries USA,
Initial Term Loan	4.25	2/20/20	2,500,000	[b]	2,509,888
WP Mustang Holdings,
First Lien Term Loan	5.50	5/28/21	2,040,997	[b]	2,045,252
					17,790,893
Chemicals—6.9%
American Pacific,
Initial Term Loan	7.00	2/27/19	992,500	[b]	990,639
Aruba Investments,
Initial Dollar Term Loan	5.25	1/28/22	1,450,000	[b]	1,454,966
AZ Chem US,
First Lien Initial Term Loan	4.50	6/11/21	1,185,675	[b]	1,187,714
Cyanco Intermediate,
Initial Term Loan	5.50	5/1/20	1,674,357	[b]	1,650,547

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Chemicals (continued)
Emerald Performance Materials,
Second Lien Initial Term Loan		7.75	7/22/22	1,000,000	[b]	979,845
Gemini HDPE,
Advance Term Loan		4.75	8/4/21	1,860,659	[b]	1,864,148
Greenfield Specialty Alcohols,
Term Loan		7.50	11/27/18	624,684	[b]	618,437
IBC Capital,
First Lien Initial Term Loan		4.75	8/5/21	2,500,000	[b]	2,513,025
Ineos US Finance,
Dollar Term Loan		3.75	5/4/18	2,977,439	[b]	2,973,568
Kronos,
Incremental Term Loan		4.50	4/10/19	1,030,578	[b]	1,033,798
Kronos Worldwide,
Initial Term Loan		6.00	2/12/20	1,987,494	[b]	1,994,112
Minerals Technologies,
Initial Term Loan		4.00	4/14/21	1,382,885	[b]	1,390,670
Onex Wizard Acquisition Company I,
US Term Loan		4.25	2/3/22	1,700,000	[b]	1,715,028
Orion Engineered Carbons,
Initial Euro Term Loan	EUR	5.00	7/25/21	871,250	[b]	979,691
Ravago Holdings America,
Term Loan		5.50	12/18/20	786,500	[b]	788,958
Road Infrastructure Investment,
First Lien Term Loan		4.25	3/19/21	992,500	[b]	966,447
Road Infrastructure Investment,
Second Lien Term Loan		7.75	9/21/21	1,500,000	[b]	1,342,500
Royal Adhesives & Sealants,
First Lien Term B Loan		5.50	7/31/18	994,860	[b]	999,839
Solenis International,
Initial Euro Term Loan	EUR	4.50	7/2/21	1,496,250	[b]	1,680,648
Solenis International,
Second Lien Initial Term Loan		7.75	7/2/22	1,000,000	[b]	980,000
Styrolution US Holding,
Dollar Tranche B1 Loan		6.50	11/7/19	1,500,000	[b]	1,483,125
Tronox Pigments,
New Term Loan		4.00	3/19/20	2,477,370	[b]	2,479,946
Univar,
Term B Loan		5.00	6/30/17	2,474,920	[b]	2,461,618
						34,529,269

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Containers & Glass Products—1.4%
Anchor Glass Container,
Term B Loan		4.25	5/14/21	1,175,373	[b]	1,178,312
Ardagh Holdings USA,
New Term Loan		4.00	12/17/19	992,500	[b]	991,880
Berry Plastics,
Term D Loan		3.50	2/8/20	739,341	[b]	737,540
Mueller Water Products,
Initial Loan		4.00	11/19/21	2,000,000	[b]	2,006,850
Reynolds Group Holdings,
Incremental US Term Loan		4.00	12/1/18	1,483,753	[b]	1,490,920
TricorBraun,
Term Loan		4.00	5/3/18	468,354	[b]	464,549
						6,870,051
Cosmetics/Toiletries—.5%
Vogue International,
First Lien Initial Tranche B
Term Loan		5.75	2/7/20	2,483,744	[b]	2,499,267
Electronics & Electrical
Equipment—4.2%
Aricent Technologies,
First Lien Initial Term Loan		5.50	4/14/21	1,990,000	[b]	1,999,950
Aricent Technologies,
Second Lien Initial Term Loan		9.50	4/14/22	325,000	[b]	326,422
Avago Technologies,
Term Loan		3.75	4/16/21	1,988,747	[b]	1,993,838
Compuware,
First Lien Tranche B2 Term Loan		6.25	12/10/21	1,600,000	[b]	1,541,504
Compuware,
Second Lien Term Loan		9.25	12/9/22	900,000	[b]	819,000
Connolly,
First Lien Initial Term Loan		5.00	5/12/21	447,750	[b]	450,831
Dell International,
Term B Loan		4.50	3/24/20	3,217,437	[b]	3,235,085
Hyland Software,
Senior Secured Initial
Term Loan		4.75	2/18/22	1,091,750	[b]	1,094,616
Ion Trading Technologies,
First Lien Initial
Term Loan	EUR	4.50	6/4/21	1,380,000	[b]	1,553,508

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Electronics & Electrical
Equipment (continued)
Monitronics International,
Term B Loan	4.25	3/23/18	493,703	[b]	494,875
Peak 10,
First Lien Term Loan	5.00	6/10/21	2,488,747	[b]	2,485,636
Riverbed Technology,
Term Loan	5.00	2/25/22	2,550,000	[b]	2,573,116
Rocket Software,
First Lien Term Loan	5.75	2/8/18	975,397	[b]	974,178
West,
Term B10 Loan	3.25	6/30/18	1,373,312	[b]	1,371,980
					20,914,539
Environmental & Facilities
Services—1.6%
ADS Waste Holdings,
Tranche B-2 Term Loan	3.75	10/9/19	1,221,917	[b]	1,212,239
EnergySolutions,
Advance Term Loan	6.75	5/22/20	1,875,714	[b]	1,894,471
Environmental Resource
Management, Facility
B1 Term Loan	5.00	5/7/21	1,500,000	[b]	1,485,000
Granite Acquisition,
First Lien Term B Loan	5.00	10/15/21	1,915,709	[b]	1,942,059
Granite Acquisition,
First Lien Term C Loan	5.00	10/15/21	84,291	[b]	85,451
Granite Acquisition,
Second Lien Term B Loan	8.25	10/14/22	500,000	[b]	507,085
W3,
First Lien Term Loan	5.75	3/1/20	989,924	[b]	905,781
					8,032,086
Equipment Leasing—.5%
Delos Finance Sarl,
Term Loan	3.50	2/26/21	700,000	[b]	701,166
Neff Rental,
Second Lien Closing Date Loan	7.25	5/21/21	833,043	[b]	820,548
North American Lifting Holdings,
First Lien Term Loan	5.50	11/26/20	1,291,470	[b]	1,207,524
					2,729,238

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Farming/Agriculture—.5%
Allflex Holdings III,
First Lien Initial Term Loan	4.25	7/17/20	988,737	[b]	985,771
Allflex Holdings III,
Second Lien Initial Term Loan	8.00	7/19/21	1,500,000	[b]	1,489,875
Pinnacle Operating,
First Lien Term B Loan Refinancing	4.75	11/15/18	246,859	[b]	246,705
					2,722,351
Financial Intermediaries—5.6%
Affinion Group,
Tranche B Term Loan	6.75	10/9/16	256,549	[b]	244,576
Affinion Group,
Initial Second Lien Term Loan	8.50	10/31/18	139,186	[b]	122,549
Alliant Holdings I,
New Term Loan	5.00	12/20/19	400,615	[b]	400,367
Alliant Holdings I,
Term B Loan	5.00	12/20/19	1,699,385	[b]	1,699,385
Armor Holding II,
First Lien Term Loan	5.75	6/26/20	485,914	[b]	483,180
AssuredPartners Capital,
First Lien Initial Term Loan	5.00	4/2/21	350,000	[b]	348,252
Bats Global Markets,
Term Loan	5.00	1/17/20	3,729,654	[b]	3,718,782
Citco III,
Term Loan	4.25	6/18/29	1,754,480	[b]	1,753,936
Emerald 3 Limited,
Second Lien Facility Term Loan	8.00	5/9/22	500,000	[b]	485,000
First Data,
2018 New Dollar Term Loan	3.67	3/23/18	3,000,000	[b]	3,000,375
Harland Clarke Holdings,
Tanche B-2 Term Loan	5.48	4/26/18	1,908,468	[b]	1,915,625
Harland Clarke Holdings,
Term B-4 Loan	6.00	8/30/19	971,934	[b]	978,130
HUB International,
Initial Term Loan	4.25	9/18/20	4,226,878	[b]	4,185,370
Hyperion Finance,
Term Loan	5.75	10/4/19	495,000	[b]	495,619
NVA Holdings,
First Lien Term Loan	4.75	8/6/21	1,992,500	[b]	1,994,991

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial Intermediaries (continued)
Progressive Solutions,
First Lien Initial Term Loan		5.50	10/16/20	447,443	[b]	447,445
Progressive Solutions,
Second Lien Initial Term Loan		9.50	10/18/21	600,000	[b]	586,500
Scitor,
Term Loan		5.00	2/15/17	1,300,365	[b]	1,297,115
Sedgwick Claims Management
Services, Second Lien
Initial Loan		6.75	2/11/22	1,000,000	[b]	982,500
Sentinel Midco,
Term B Loan	EUR	5.08	9/30/20	1,000,000	[b]	1,130,167
Ship Luxco 3 Sarl-Ship
US Bidco, Facility D
Term Loan		4.50	10/11/20	493,750	[b]	495,086
York Risk Services Holding,
Initial Term Loan		4.75	10/1/21	1,496,250	[b]	1,494,380
						28,259,330
Food & Beverages—4.0%
AdvancePierre Foods,
First Lien Term Loan		5.75	7/10/17	1,207,397	[b]	1,210,415
Advantage Sales & Marketing,
First Lien Initial Term Loan		4.25	7/21/21	1,596,000	[b]	1,591,116
Advantage Sales & Marketing,
Second Lien Initial Term Loan		7.50	7/21/22	500,000	[b]	500,155
Albertson’s,
Term B-3 Loan		4.00	8/9/19	2,000,000	[b]	2,010,000
Albertson’s,
Term B-2 Loan		4.75	3/21/19	1,493,756	[b]	1,505,273
Aramark,
US Term F Loan		3.25	2/21/21	2,387,736	[b]	2,382,136
Bellisio Foods,
US Term Loan		5.25	12/16/17	658,518	[b]	614,068
CEC Entertainment,
First Lien Term B Loan		4.25	2/12/21	1,985,000	[b]	1,967,016
Checkout Holding,
First Lien Term B Loan		4.50	4/3/21	1,492,500	[b]	1,417,875
Checkout Holding,
Second Lien Initial Loan		7.75	4/1/22	750,000	[b]	676,249

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Food & Beverages (continued)
Del Monte Foods,
First Lien Initial Loan	4.25	1/26/21	705,437	[b]	687,212
Del Monte Foods,
Second Lien Initial Loan	8.25	7/26/21	1,000,000	[b]	912,500
Hearthside Group Holdings,
Term Loan	4.50	8/17/21	1,213,900	[b]	1,219,970
HJ Heinz,
Term B-2 Loan	3.50	6/5/20	2,131,589	[b]	2,137,589
Landry’s,
B Term Loan	4.00	4/24/18	900,256	[b]	903,182
Pinnacle Foods Finance,
Tranche G Term Loan	3.00	4/29/20	651,860	[b]	649,324
					20,384,080
Forest Products—.3%
Osmose Holdings,
New Term Loan	4.75	7/23/21	1,243,750	[b]	1,244,142
Health Care—6.3%
Accellent,
First Lien Initial Term Loan	4.50	2/19/21	1,488,750	[b]	1,473,870
Accellent,
Second Lien Initial Term Loan	7.50	2/21/22	500,000	[b]	477,500
Akorn,
Term Loan	4.50	11/13/20	1,995,000	[b]	2,006,641
Auris Luxembourg III,
Facility B2—USD Term Loan	4.50	12/10/21	1,500,000	[b]	1,517,812
Catalent Pharma Solutions,
Dollar Term Loan	4.25	5/7/21	1,982,495	[b]	1,990,753
CHG Healthcare Services,
First Lien Term Loan	4.25	11/20/20	989,175	[b]	990,876
CHS/Community Health Systems,
Term E Loan	3.48	1/25/17	202,574	[b]	202,874
CHS/Community Health Systems,
Term D Loan	4.25	1/27/21	2,519,926	[b]	2,529,489
DPX Holdings,
Initial Dollar Term Loan	4.25	1/22/21	2,489,994	[b]	2,477,233
Drumm Investors,
Term Loan	6.75	5/4/18	1,640,447	[b]	1,657,368

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
Generic Drug Holdings,
Term B-1 Loan	5.00	10/29/19	1,981,146	[b]	1,972,894
Kindred Healthcare,
Term Loan	4.00	3/26/21	1,983,759	[b]	1,989,969
Kinetic Concepts,
Dollar Term E-1 Loan	4.50	5/4/18	2,223,156	[b]	2,227,525
Mallinckrodt International
Finance, Initial Term B Loan	3.50	3/5/21	992,500	[b]	989,150
MPH Acquisition Holdings,
Tranche B Term Loan	4.00	3/19/21	2,244,082	[b]	2,232,458
Onex Carestream Finance,
First Lien Term Loan	5.00	6/7/19	672,912	[b]	674,964
Onex Carestream Finance,
Second Lien Term Loan	9.50	12/5/19	1,486,322	[b]	1,481,863
Par Pharmaceutical Companies,
Term B-2 Loan	4.00	9/30/19	1,887,955	[b]	1,880,196
Salix Pharmaceuticals,
Term Loan	4.25	12/17/19	1,349,038	[b]	1,350,691
Valeant Pharmaceuticals
International, Retired—
Series E Tranche B Term Loan	3.50	6/26/20	1,665,884	[b]	1,665,301
					31,789,427
Industrial Equipment—2.6%
Ameriforge Group,
First Lien Term Loan	5.00	7/18/19	1,236,278	[b]	1,103,378
Ameriforge Group,
Second Lien Term Loan	8.75	12/21/20	1,500,000	[b]	1,406,250
Doncasters US,
First Lien Term B Loan	4.50	4/9/20	1,488,656	[b]	1,485,865
Filtration Group,
First Lien Initial Term Loan	4.50	11/13/20	1,485,000	[b]	1,488,252
Filtration Group,
Second Lien Initial Term Loan	8.25	11/15/21	250,000	[b]	248,750
Hudson Products Holdings,
Term Loan	5.00	3/17/19	645,125	[b]	619,320

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial Equipment (continued)
Interline Brands,
First Lien Term Loan	4.00	3/12/21	1,488,750	[b]	1,477,584
RGIS Services,
Extended Maturity Term Loan	5.50	10/18/17	1,478,343	[b]	1,374,859
Silver II US Holdings,
2013 Specified Refinancing
Term Loan	4.00	12/15/19	929,952	[b]	896,241
Virtuoso US,
Initial Term Loan	4.75	1/28/21	2,780,990	[b]	2,761,301
					12,861,800
Leisure & Entertainment—4.3%
Alpha Topco,
Facility B3 Term Loan	4.75	7/30/21	2,416,348	[b]	2,409,558
Alpha Topco,
Second Lien Term Loan	7.75	7/29/22	1,000,000	[b]	1,004,165
American Casino & Entertainment
Properties, Repriced Term Loan	4.50	7/3/19	992,443	[b]	996,785
Boyd Gaming,
Term B Loan	4.00	8/14/20	468,254	[b]	469,132
Centerplate,
Term Loan A	4.75	11/27/19	990,000	[b]	978,862
CityCenter Holdings,
Term B Loan	4.25	10/9/20	2,591,213	[b]	2,596,473
Creative Artists Agency,
Initial Term Loan	6.75	12/10/21	1,850,000	[b]	1,866,188
Four Seasons Holdings,
First Lien Term Loan	3.50	6/27/20	987,500	[b]	986,058
Intrawest Operations Group,
Initial Term Loan	5.50	11/26/20	892,990	[b]	898,942
La Quinta Intermediate Holdings,
Initial Term Loan	4.00	2/19/21	2,195,398	[b]	2,198,603
Orbitz Worldwide,
Tranche C Term Loan	4.50	4/9/21	2,178,775	[b]	2,182,174
Pinnacle Entertainment,
Tranche B-2 Term Loan	3.75	8/13/20	1,069,377	[b]	1,070,548

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Leisure & Entertainment (continued)
Scientific Games International,
Term B-2 Loan		6.00	9/17/21	2,500,000	[b]	2,500,225
William Morris Endeavor
Entertainment, First Lien
Term Loan		5.25	3/19/21	1,457,675	[b]	1,458,586
						21,616,299
Machinery—.3%
Gardner Denver,
Initial Dollar Term Loan		4.25	7/23/20	1,423,199	[b]	1,370,456
Media—5.5%
AVSC Holding,
First Lien Initial Term Loan		4.50	1/22/21	1,985,000	[b]	1,989,129
Cequel Communications,
Term Loan		3.50	2/14/19	1,404,369	[b]	1,407,444
Clear Channel Communications,
Tranche D Term Loan		6.92	1/30/19	750,000	[b]	719,794
Clear Channel Communications,
Tranche E Term Loan		7.67	1/30/19	711,474	[b]	690,638
Cumulus Media Holdings,
Term Loan		4.25	12/18/20	1,410,278	[b]	1,403,889
Deluxe Entertainment Services
Group, Initial Term Loan		6.50	2/25/20	1,821,911	[b]	1,785,472
Metro-Goldwyn-Mayer,
Second Lien Term Loan		5.13	6/26/20	1,500,000	[b]	1,492,500
MTL Publishing,
Term B-1 Loan		3.75	6/29/18	645,095	[b]	645,153
Numericable US,
Dollar Denominated
Tranche B-1 Loan		4.50	4/23/20	1,608,462	[b]	1,613,890
Numericable US,
Dollar Denominated
Tranche B-2 Loan		4.50	4/23/20	1,391,538	[b]	1,396,235
Tech Finance & Co.,
US Term Loans		5.50	7/11/20	2,400,158	[b]	2,406,591
Tribune,
Initial Term Loan		4.00	11/20/20	1,844,227	[b]	1,847,114
Tyrol Acquisition 2,
Extended Facility A-2
Term Loan	EUR	4.02	1/29/16	1,010,139	[b]	1,132,894

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Media (continued)
Univision Communications,
2013 Incremental
Term Loan		4.00	3/1/20	2,567,401	[b]	2,566,322
UPC Financing Partnership,
Facility AH Term Loan		3.25	6/30/21	500,000	[b]	497,135
Virgin Media Finance,
B Facility Term Loan		3.50	2/15/20	1,000,000	[b]	998,895
WideOpenWest Finance,
Term B Loan		4.75	3/28/19	1,234,925	[b]	1,237,240
Yankee Cable Acquisition,
Term Loan		4.50	3/1/20	2,380,442	[b]	2,388,630
Ziggo,
Term Loan B1	EUR	3.50	1/15/22	434,250	[b]	485,986
Ziggo,
Term Loan B2	EUR	3.50	1/15/22	279,750	[b]	313,079
Ziggo,
Term Loan B3	EUR	3.75	1/15/22	786,000	[b]	879,643
						27,897,673
Metals & Mining—1.8%
Bway Holding,
Initial Term Loan		5.50	8/7/20	2,985,000	[b]	3,003,194
Dynacast International,
First Lien Term Loan		5.25	1/28/22	1,900,000	[b]	1,911,875
Fortescue Metals Group,
Term Loan		3.75	6/30/19	3,060,609	[b]	2,842,067
Novelis,
Term Loan		3.75	3/10/17	986,537	[b]	987,050
Oxbow Carbon,
Second Lien Initial Term Loan		8.00	1/18/20	250,000	[b]	203,750
						8,947,936
Home Furnishing—.6%
Mattress Holding,
Term Loan		5.25	10/1/21	2,992,500	[b]	3,013,088
Oil & Gas—2.2%
Brand Energy & Infrastructure
Services, Initial Term Loan		4.75	11/20/20	1,485,000	[b]	1,457,683
Cactus Wellhead,
Tranche B Term Loan		7.00	7/30/20	1,995,000	[b]	1,546,125

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Oil & Gas (continued)
Expro Finservices,
Initial Term Loan		5.75	8/12/21	2,814,375	[b]	2,413,327
FR Dixie Acquisition,
Initial Term Loan		5.75	1/22/21	2,331,475	[b]	1,946,782
Offshore Group Investment,
Term Loan		5.00	10/25/17	780,000	[b]	563,410
Offshore Group Investment,
Second Term Loan		5.75	3/28/19	964,079	[b]	598,419
Paragon Offshore Finance,
Term Loan		3.75	7/16/21	997,500	[b]	728,175
Templar Energy,
Second Lien Term Loan		8.50	11/25/20	2,500,000	[b]	1,943,750
						11,197,671
Printing & Publishing—2.4%
BarBri,
Initial Term Loan		4.50	6/19/17	1,196,875	[b]	1,179,299
Getty Images,
Initial Term Loan		4.75	10/18/19	493,703	[b]	428,287
Interactive Data,
Term Loan		4.75	4/23/21	1,581,244	[b]	1,588,162
Laureate Education,
New Series 2018 Extended
Term Loan		5.00	6/16/18	1,479,678	[b]	1,390,897
Media General,
Term B Loan		4.25	7/31/20	1,675,000	[b]	1,682,068
Penton Media,
First Lien Term B Loan		5.50	10/1/19	741,862	[b]	745,108
Pre-Paid Legal Services,
First Lien Term Loan		6.25	7/1/19	1,003,859	[b]	1,008,912
Redtop Acquisitions,
First Lien Euro
Term Loan	EUR	4.75	12/22/20	1,000,000	[b]	1,130,234
Redtop Acquisitions,
Second Lien Initial Dollar
Term Loan		8.25	7/22/21	247,500	[b]	248,428

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Printing & Publishing (continued)
SESAC Holdco II,
First Lien Term Loan	5.00	2/7/19	1,986,743	[b]	1,985,502
SNL Financial,
New Term Loan	4.50	10/23/18	483,252	[b]	482,346
					11,869,243
Real Estate—1.2%
Capital Automotive,
Tranche B-1 Term Loan	4.00	4/10/19	1,969,618	[b]	1,977,743
DTZ U.S. Borrower,
Retired First Lien Delayed
Draw Term Loan	4.50	10/28/21	466,667	[b]	468,904
DTZ U.S. Borrower,
First Lien Initial Term Loan	5.50	10/28/21	783,333	[b]	787,089
ServiceMaster Company,
Initial Term Loan	4.25	6/25/21	2,942,625	[b]	2,947,878
					6,181,614
Retailers—5.8%
1011778 BC
Unlimited Liability,
Term B Loan	4.50	9/24/21	2,100,000	[b]	2,114,438
99 Cents Only Stores,
Tranche B-2 Loan	4.50	1/11/19	2,236,837	[b]	2,245,225
CWGS Group,
Term Loan	5.75	2/20/20	2,690,565	[b]	2,706,265
Dollar Tree,
Term Loan B	4.25	2/6/22	5,025,600	[b]	5,069,272
General Nutrition Centers,
Tranche B Term Loan	3.25	3/2/18	996,403	[b]	980,834
Hudson’s Bay,
First Lien Initial Term Loan	4.75	10/7/20	893,750	[b]	898,554
Michaels Stores,
Term B Loan	3.75	1/28/20	1,979,899	[b]	1,972,168
Midas Intermediate Holdco II,
Closing Date Term Loan	4.75	9/17/21	1,493,750	[b]	1,503,556

The Fund 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Retailers (continued)
Neiman Marcus Group,
Term Loan	4.25	10/25/20	2,723,769	[b]	2,706,609
Nine West Holdings,
Initial Loan	4.75	9/5/19	2,870,575	[b]	2,730,634
Nine West Holdings,
Initial Loan	6.25	1/8/20	500,000	[b]	445,000
PetSmart,
Term Loan	5.00	2/18/22	4,000,000	[b]	4,032,160
Serta Simmons Holdings,
Term Loan	4.25	10/1/19	1,867,977	[b]	1,868,817
					29,273,532
Telecommunications—6.2%
Altice Financing,
Alliance Financial 4D Claim	4.25	1/28/22	1,000,000	[b]	1,007,185
Asurion,
Incremental Tranche B-1
Term Loan	5.00	5/24/19	2,676,329	[b]	2,686,847
Asurion,
Incremental Tranche B-2
Term Loan	4.25	7/8/20	992,443	[b]	991,699
Asurion,
Second Lien Term Loan	8.50	2/19/21	500,000	[b]	505,313
Avaya,
Extended Term B-3 Loan	4.67	10/26/17	1,488,283	[b]	1,449,082
Avaya,
Term B-6 Loan	6.50	3/31/18	716,538	[b]	711,164
Birch Communications,
Term Loan	7.75	7/17/20	1,457,292	[b]	1,450,005
Consolidated Communications,
Initial Term Loan	4.25	12/18/20	1,237,500	[b]	1,243,879
Crown Castle Operating Company,
Extended Incremental Tranche
B-2 Term Loan	3.00	1/29/21	1,732,500	[b]	1,732,500
Intelsat Jackson Holdings,
Tranche B-2 Term Loan	3.75	6/30/19	1,733,086	[b]	1,722,869
IPC,
First Lien Initial Term Loan	6.50	7/6/21	2,000,000	[b]	2,005,010
Level 3 Financing,
Tranche B 2022 Term Loan	4.50	1/31/22	2,500,000	[b]	2,515,375

Floating Rate		Coupon	Maturity	Principal
Loan Interests (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Mitel Networks,
Term Loan		5.25	1/31/20	1,245,129	[b]	1,248,242
Nextgen Finance,
Term B Loan		5.00	5/28/21	2,686,500	[b]	2,585,756
Sable International Finance,
Unsecured Term Loan		6.50	11/25/16	2,000,000	[b]	2,010,000
SBA Senior Finance II,
Incremental Tranche B-1
Term Loan		3.25	3/24/21	2,736,250	[b]	2,722,569
Transaction Network
Services, First Lien
Initial Term Loan		5.00	2/15/20	433,899	[b]	433,222
Transaction Network
Services, Second Lien
Initial Term Loan		9.00	8/14/20	1,834,595	[b]	1,813,955
Windstream,
Tranche B-4 Term Loan		3.50	1/23/20	1,234,883	[b]	1,232,827
Windstream,
Tranche B-5 Term Loan		3.50	8/26/19	990,000	[b]	990,540
						31,058,039
Textiles & Apparel—.5%
ABG Intermediate Holdings 2,
First Lien Term Loan		5.50	5/27/21	745,622	[b]	749,350
Hercules Achievement,
First Lien Initial Term Loan		6.00	12/10/21	1,850,000	[b]	1,869,666
						2,619,016
Transportation—2.2%
Hertz,
Tranche B-2 Term Loan		3.50	3/11/18	742,443	[b]	738,501
Omnitracs,
First Lien Term Loan		4.75	10/29/20	2,479,990	[b]	2,484,119
OSG Bulk Ships,
First Lien Term Loan		5.25	7/22/19	1,988,753	[b]	1,977,576
PODS,
First Lien Initial Term Loan		4.61	1/28/22	400,000	[b]	402,166
Scandlines,
Facility B Term Loan	EUR	4.50	11/4/20	837,308	[b]	946,223
Stena International,
Term Loan		4.00	2/24/21	500,000	[b]	448,332

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate	Coupon	Maturity	Principal
Loan Interests (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Transportation (continued)
Travelport,
Initial Term Loan	6.00	8/13/21	3,000,000	[b]	3,028,125
Vouvray US Finance,
First Lien Initial Term Loan	5.00	6/25/21	997,494	[b]	1,005,598
					11,030,640
Utilities—3.2%
Brock Holdings III,
Second Lien Initial Loan	10.00	3/16/18	1,333,333	[b]	1,206,667
Calpine,
Term Loan	4.00	10/30/20	990,000	[b]	991,653
Commscope,
Tranche 4 Term Loan	3.25	1/14/18	2,832,222	[b]	2,834,445
EFS Cogen Holdings,
Term B Advance Loan	3.75	12/17/20	1,052,811	[b]	1,052,811
EquiPower Resources Holdings,
First Lien Term C Advance Loan	4.25	12/31/19	1,481,212	[b]	1,479,731
Murray Energy,
Term Loan	5.25	11/21/19	1,985,000	[b]	1,905,600
Sandy Creek Energy Associates,
Term Loan	5.00	11/6/20	1,896,363	[b]	1,903,474
TPF Generation Holdings,
Term Loan	4.75	11/9/17	1,231,250	[b]	1,166,609
TPF II Power,
Term Loan	4.75	9/30/21	1,100,000	[b]	1,113,079
TPF II Power,
Term Loan	5.50	9/29/21	2,500,000	[b]	2,531,250
					16,185,319
Total Floating Rate Loan Interests
(cost $410,163,823)					404,532,061

Other Investment—5.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $28,735,000)	28,735,000 [d]	28,735,000
Total Investments (cost $518,554,722)	101.7%	512,188,701
Liabilities, Less Cash and Receivables	(1.7%)	(8,388,018)
Net Assets	100.0%	503,800,683

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $49,387,103 or 9.8% of net assets.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Bank Loans	80.3	Asset-Backed	5.3
Corporate Bonds	10.4
Money Market Investment	5.7		101.7

† Based on net assets.
See notes to financial statements.

The Fund 29

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	489,819,722	483,453,701
Affiliated issuers	28,735,000	28,735,000
Cash		1,055,522
Cash denominated in foreign currencies	949,875	946,093
Receivable for investment securities sold		7,683,295
Interest and dividends receivable		3,160,360
Receivable for shares of Capital Stock subscribed		497,642
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		365,711
Prepaid expenses		43,389
		525,940,713
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		260,179
Payable for investment securities purchased		21,403,826
Payable for shares of Capital Stock redeemed		361,569
Accrued expenses		114,456
		22,140,030
Net Assets ($)		503,800,683
Composition of Net Assets ($):
Paid-in capital		510,115,305
Accumulated undistributed investment income—net		1,422,463
Accumulated net realized gain (loss) on investments		(1,725,234)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(6,011,851)
Net Assets ($)		503,800,683

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	4,218,362	681,661	13,864,800	485,035,860
Shares Outstanding	338,106	54,674	1,112,679	38,932,963
Net Asset Value Per Share ($)	12.48	12.47	12.46	12.46
See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Interest	12,500,179
Dividends;
Affiliated issuers	13,058
Total Income	12,513,237
Expenses:
Management fee—Note 3(a)	1,680,732
Professional fees	69,329
Registration fees	26,695
Custodian fees—Note 3(c)	24,487
Directors’ fees and expenses—Note 3(d)	15,774
Prospectus and shareholders’ reports	13,086
Shareholder servicing costs—Note 3(c)	8,737
Loan commitment fees—Note 2	3,204
Distribution fees—Note 3(b)	1,945
Interest expense—Note 2	115
Miscellaneous	125,893
Total Expenses	1,969,997
Less—reduction in expenses due to undertaking—Note 3(a)	(270)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,969,724
Investment Income—Net	10,543,513
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,762,998)
Net realized gain (loss) on forward foreign currency exchange contracts	2,847,172
Net Realized Gain (Loss)	(915,826)
Net unrealized appreciation (depreciation) on investments and
foreign currency transactions	(5,936,999)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	319,925
Net Unrealized Appreciation (Depreciation)	(5,617,074)
Net Realized and Unrealized Gain (Loss) on Investments	(6,532,900)
Net Increase in Net Assets Resulting from Operations	4,010,613
See notes to financial statements.

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014[a]
Operations ($):
Investment income—net	10,543,513	11,228,941
Net realized gain (loss) on investments	(915,826)	368,838
Net unrealized appreciation
(depreciation) on investments	(5,617,074)	(394,777)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,010,613	11,203,002
Dividends to Shareholders from ($):
Investment income—net:
Class A	(80,424)	(414,039)
Class C	(7,472)	(6,367)
Class I	(240,367)	(6,794,894)
Class Y	(10,566,642)	(2,755,568)
Net realized gain on investments:
Class A	(5,118)	—
Class C	(641)	—
Class I	(22,264)	—
Class Y	(647,488)	—
Total Dividends	(11,570,416)	(9,970,868)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,042,443	21,761,718
Class C	306,064	578,984
Class I	19,266,706	479,022,149
Class Y	86,464,661	559,614,183
Dividends reinvested:
Class A	78,509	69,967
Class C	6,443	4,429
Class I	102,545	1,649,707
Class Y	4,356,704	1,442,596
Cost of shares redeemed:
Class A	(1,248,692)	(17,582,118)
Class C	(100,959)	(110,592)
Class I	(12,246,224)	(475,368,914)
Class Y	(118,416,502)	(40,565,455)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(20,388,302)	530,516,654
Total Increase (Decrease) in Net Assets	(27,948,105)	531,748,788
Net Assets ($):
Beginning of Period	531,748,788	—
End of Period	503,800,683	531,748,788
Undistributed investment income—net	1,422,463	1,773,855

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014[a]
Capital Share Transactions:
Class A
Shares sold	83,759	1,737,952
Shares issued for dividends reinvested	6,312	5,546
Shares redeemed	(100,336)	(1,395,127)
Net Increase (Decrease) in Shares Outstanding	(10,265)	348,371
Class C
Shares sold	24,721	45,974
Shares issued for dividends reinvested	519	351
Shares redeemed	(8,147)	(8,744)
Net Increase (Decrease) in Shares Outstanding	17,093	37,581
Class Ib
Shares sold	1,544,294	37,998,192
Shares issued for dividends reinvested	8,270	130,741
Shares redeemed	(984,550)	(37,584,268)
Net Increase (Decrease) in Shares Outstanding	568,014	544,665
Class Yb
Shares sold	6,959,046	44,288,645
Shares issued for dividends reinvested	350,863	114,537
Shares redeemed	(9,563,194)	(3,216,934)
Net Increase (Decrease) in Shares Outstanding	(2,253,285)	41,186,248

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b During the period ended August 31, 2014, 33,340,363 Class I shares representing $421,755,588 were exchanged for 33,340,363 ClassY shares

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2015	Year Ended
Class A Shares	(Unaudited)	August 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.64	12.50
Investment Operations:
Investment income—net[b]	.23	.38
Net realized and unrealized gain
(loss) on investments	(.14)	.05
Total from Investment Operations	.09	.43
Distributions:
Dividends from investment income—net	(.23)	(.29)
Dividends from net realized gain on investments	(.02)	—
Total Distributions	(.25)	(.29)
Net asset value, end of period	12.48	12.64
Total Return (%)[c,d]	.82	3.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	1.06	1.13
Ratio of net expenses
to average net assets[e]	1.05	1.03
Ratio of net investment income
to average net assets[e]	3.78	3.17
Portfolio Turnover Rate[d]	34.04	51.30
Net Assets, end of period ($ x 1,000)	4,218	4,402

a	From September 27, 2013 (commencement of operations) to August 31, 2014.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Six Months Ended
	February 28, 2015	Year Ended
Class C Shares	(Unaudited)	August 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income—net[b]	.19	.28
Net realized and unrealized
gain (loss) on investments	(.14)	.06
Total from Investment Operations	.05	.34
Distributions:
Dividends from investment income—net	(.19)	(.21)
Dividends from net realized gain on investments	(.02)	—
Total Distributions	(.21)	(.21)
Net asset value, end of period	12.47	12.63
Total Return (%)[c,d]	.36	2.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	1.86	1.98
Ratio of net expenses
to average net assets[e]	1.80	1.80
Ratio of net investment income
to average net assets[e]	3.06	2.40
Portfolio Turnover Rate[d]	34.04	51.30
Net Assets, end of period ($ x 1,000)	682	475

a	From September 27, 2013 (commencement of operations) to August 31, 2014.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2015	Year Ended
Class I Shares	(Unaudited)	August 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.62	12.50
Investment Operations:
Investment income—net[b]	.28	.43
Net realized and unrealized
gain (loss) on investments	(.16)	.01
Total from Investment Operations	.12	.44
Distributions:
Dividends from investment income—net	(.26)	(.32)
Dividends from net realized gain on investments	(.02)	—
Total Distributions	(.28)	(.32)
Net asset value, end of period	12.46	12.62
Total Return (%)[c]	.93	3.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	.78	.85
Ratio of net expenses
to average net assets[d]	.78	.79
Ratio of net investment income
to average net assets[d]	4.08	3.40
Portfolio Turnover Rate[c]	34.04	51.30
Net Assets, end of period ($ x 1,000)	13,865	6,876

a	From September 27, 2013 (commencement of operations) to August 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

	Six Months Ended
	February 28, 2015	Year Ended
Class Y Shares	(Unaudited)	August 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income—net[b]	.25	.36
Net realized and unrealized gain (loss) on investments	(.14)	.09
Total from Investment Operations	.11	.45
Distributions:
Dividends from investment income—net	(.26)	(.32)
Dividends from net realized gain on investments	(.02)	—
Total Distributions	(.28)	(.32)
Net asset value, end of period	12.46	12.63
Total Return (%)[c]	.95	3.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.76	.86
Ratio of net expenses to average net assets[d]	.76	.79
Ratio of net investment income to average net assets[d]	4.08	3.41
Portfolio Turnover Rate[c]	34.04	51.30
Net Assets, end of period ($ x 1,000)	485,036	519,996

a	From September 27, 2013 (commencement of operations) to August 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. ClassY shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and ClassY shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and real-

ized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S.Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the

Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market con-ditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Collateralized
Loan Obligations	—	26,525,529	—	26,525,529
Corporate Bonds†	—	52,396,111	—	52,396,111
Floating Rate
Loan Interests†	—	404,532,061	—	404,532,061
Mutual Funds	28,735,000	—	—	28,735,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	365,711	—	365,711

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2014	($)	Purchases ($)	Sales ($)	2/28/2015	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	35,593,025		121,555,000	128,413,025	28,735,000		5.7

(e) Risk: The fund invests primarily in floating rate loan interests.The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 27, 2015, the Board declared a cash dividend of $.039, $.031, $.042 and $.043 per share from undistributed investment income-net for Class A, Class C, Class I and ClassY shares, respectively, payable on March 2, 2015 (ex-dividend date), to shareholders of record as of the close of business on February 27, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

The tax period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2014 was as follows: ordinary income $9,970,868. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $21,000 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2014 through January 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $270 during the period ended February 28, 2015.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-adviser responsible for the day-to–day management of a portion of the fund’s portfolio.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended February 28, 2015, the Distributor retained $1,411 from commissions earned on sales of the fund’s Class A shares and $9 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $1,945 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $5,343 and $648, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $1,530 for transfer agency services and $69 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $24,487 pursuant to the custody agreement.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $247,715, Distribution Plan fees $351, Shareholder Services Plan fees $930, custodian fees $8,903, Chief Compliance Officer fees $1,912 and transfer agency fees $497, which are offset against an expense reimbursement currently in effect in the amount of $129.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2015, amounted to $170,193,061 and $185,198,986, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients.The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically every 30 to 90 days, but not to exceed one year.The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded.The fund is obligated to fund these commitments at the borrower’s discretion. At February 28, 2015, there were no unfunded floating rate loans outstanding.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2015 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is

The Fund 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the coun-terparty. The following summarizes open forward contracts at February 28, 2015:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	Appreciation ($)
Sale:
British Pound,
Expiring
3/5/2015[a]	15,276,000	17,461,537	17,095,826	365,711

Counterparty:
a Credit Suisse

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At February 28, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	365,711
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	365,711
Derivatives not subject to
Master Agreements	(365,711)
Total gross amount of assets
subject to Master Agreements	—

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2015:

Average Market Value ($)
Forward contracts	23,228,278

At February 28, 2015, accumulated net unrealized depreciation on investments was $6,366,021, consisting of $3,038,532 gross unrealized appreciation and $9,404,553 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 51

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 25-26, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. Noting that the fund launched in September 2013, the Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-year period ended December 31, 2014.The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2014. Dreyfus also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

The Fund 53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .80% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

The Fund 55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and the Subadviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance.

  The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreements.

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

By:       /s/ James Windels_

            James Windels,

            Treasurer

Date:    April 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)